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Exhibit 10.2


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED EXCEPT AS PROVIDED HEREIN AND (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH NOTE WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS RELATING TO THE DISPOSITION OF SECURITIES, PROVIDED THAT AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VERTEX ENERGY, L.P. TO SUCH EFFECT IS PROVIDED TO IT IN CONNECTION THEREWITH.


                   SENIOR SUBORDINATED SECURED PROMISSORY NOTE

$1,000,000.00                                                     HOUSTON, TEXAS
                                                                FEBRUARY 2, 2009

         This Senior Subordinated Secured Promissory Note (this "NOTE") is being delivered pursuant to that certain Note Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of the date hereof, by and between Vertex Energy, L.P., a Texas limited partnership ("MAKER") and World Waste Technologies, Inc., a California corporation ("WWT"). This Note is being issued as a non-negotiable senior subordinated secured obligation of Maker and ranks senior to all of Maker's other obligations, whether now existing or hereinafter incurred or created, except that this Note is subordinated to the Bank Debt (as defined in Section 2 hereof) as set forth herein. The payment of all amounts due under this Note, including interest accrued thereon, is secured pursuant to the terms of that certain Security Agreement, dated as of the date hereof, by and between Maker and WWT (the "SECURITY AGREEMENT") and is guaranteed pursuant to the terms of that certain Guaranty Agreement, dated as of the date hereof, by Benjamin P. Cowart in favor of WWT (the "GUARANTY"). Capitalized terms not otherwise defined herein shall have the meaning given such terms in the Purchase Agreement.

         1. PRINCIPAL AND INTEREST. Maker hereby promises to pay to WWT, together with its successors and authorized assigns ("PAYEE"), in immediately available funds, the principal sum of $1.0 million, together with interest accrued on the unpaid principal of this Note at the rate of 12.0% per annum, commencing on the date hereof. Interest shall be computed based on the basis of a 360-day year for the actual number of days elapsed. Principal and interest on this Note shall be payable in full on the first to occur of (i) April 30, 2009,
(ii) upon consummation of the closing of the Merger, and (iii) the 60-day anniversary of the date that the Merger is terminated or abandoned by the parties thereto (the first to occur of such dates being referred to herein as the "MATURITY DATE"). In the event that this Note becomes due upon consummation of the Merger, WWT and Maker agree that the repayment hereof shall be made pursuant to a dollar-for-dollar reduction in the $4.4 payment required to be made by WWT to the Agent in accordance with Section 6.1(i) of the Merger Agreement. All or any portion of the principal amount outstanding under this Note may be prepaid by Maker at any time without premium or penalty. Each such principal prepayment shall be accompanied by the interest accrued and outstanding with respect to such principal amount. As of and during the



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continuance of an Event of Default (as defined in Section 5), interest on any principal or interest then outstanding shall accrue at a rate per annum equal to 15%.

         2.       SUBORDINATION.

                  (a) AGREEMENT TO SUBORDINATE. Maker, for itself and its successors, and Payee, by its acceptance of this Note, agrees that the payment of the principal of and interest on, and any other amounts due in respect of, this Note is subordinated in right of payment, to the extent and in the manner stated in this Section 2, to the prior payment in full of the Bank Debt. "BANK DEBT" means all amounts due and owing by Maker to Regions Bank (the "Bank"), pursuant to that certain Loan Agreement dated as of June 2007 between Maker and the Bank, in the aggregate principal amount of up to $8.0 million (the "BANK LOAN AGREEMENT").

                  (b) NO PAYMENT ON NOTE IF BANK DEBT IS IN DEFAULT. Notwithstanding anything in this Note to the contrary, no payment on account of principal of, interest on or other amounts due in respect of this Note, shall be made by or on behalf of Maker if, at the time of such payment, or immediately after giving effect thereto, there shall exist under the Bank Debt any default in the payment of all or any portion of principal of or interest thereon, which default shall have resulted in the full amount of the Bank Debt being declared due and payable and which default shall not have been cured or waived. The Maker shall notify Payee in writing promptly following the occurrence of the foregoing. In the event that, notwithstanding the provisions of this Section 2(b), payments are made by or on behalf of Maker in contravention of the provisions of this Section 2(b), such payments shall be held by Payee in trust for the benefit of, and shall be paid over to and delivered to, the Bank, for application to the payment of the Bank Debt remaining unpaid to the extent necessary to pay the Bank Debt in full in accordance with the terms of the Bank Debt, after giving effect to any concurrent payment or distribution to the Bank.

                  (c) RELIANCE BY THE BANK ON SUBORDINATION PROVISIONS. Payee, by its acceptance hereof, acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration for the Bank to continue to hold the Bank Debt, and the Bank shall be deemed conclusively to have relied on such subordination provisions in continuing to hold the Bank Debt. In furtherance hereof, it is expressly understood by all parties to this Note that the Bank is a third-party beneficiary to Section 2 of this Note and shall be fully entitled to enforce its provisions.

                  (d) SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF MAKER OR THE BANK. No right of the Bank to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Maker or by any act or failure to act, in good faith, by the Bank, or by any noncompliance by Maker with the terms of this Note, regardless of any knowledge thereof which the Bank may have or be otherwise charged with.

                  (e) OBLIGATION OF MAKER UNCONDITIONAL. Nothing contained in this Section 2 or elsewhere in this Note is intended to or shall impair, as between Maker and Payee, the obligation of Maker, which is absolute and unconditional, to pay to Payee the principal of and interest on this Note as and


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when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of Payee and creditors of Maker other than the Bank, nor shall anything herein prevent Payee from exercising all remedies otherwise permitted by applicable law upon an Event of Default, subject to the rights, if any, under this Section 2, of the Bank in respect of cash received upon the exercise of any such remedy.

         3. CONDUCT OF BUSINESS OF MAKER. Except as contemplated by the Merger Agreement, during the period from the date hereof to the date on which all amounts due under this Note have been satisfied in full, Maker agrees as follows:

                  (a) Maker will (i) preserve its existence, rights and franchises; (ii) not make any material change in the nature or manner of its business activities; (iii) not liquidate, dissolve, acquire another entity or merge or consolidate with or into another entity or change its form of organization; (iv) not amend its organizational documents in any manner that may conflict with any terms or condition of this Note, the Security Agreement, the Guaranty or the Purchase Agreement; and (iv) not sell, lease transfer or otherwise dispose of any assets, other than sales and leases of inventory in the ordinary course of business consistent with past practice.

                  (b) Maker will not create, incur, assume or have outstanding any indebtedness for borrowed money (including capitalized leases) except (i) any indebtedness owing to the Bank, (ii) any indebtedness owing to Payee, (iii) ordinary course trade payables, and (iv) indebtedness incurred after the date hereof the proceeds of which are immediately used to repay in full all amounts (principal and accrued interest) due under this Note (the indebtedness in this subsection (iv) being referred to as "REPAYMENT DEBT").

                  (c) Maker will not create, incur, assume or permit to exist any mortgage, pledge, encumbrance or other lien or levy upon or security interest in any of the Maker's property now owned or hereafter acquired, except
(i) taxes and assessments which are either not delinquent or which are being contested in good faith with adequate reserves provided, (ii) easements, restrictions and minor title irregularities which do not, as a practical matter, have an adverse effect upon the ownership and use of the affected property,
(iii) liens in favor of the Bank, (iv) liens in favor of Payee; (v) other liens disclosed in writing to the Payee prior to the date hereof, and (vi) liens in favor of the holder of any Repayment Debt.

                  (d) Maker will not guarantee or become a surety or otherwise contingently liable for any obligations of others, except pursuant to the deposit and collection of checks and similar matters in the ordinary course of business.

                  (e) Maker will maintain insurance to such extent, covering such risks and with such insurers as is usual and customary for businesses operating similar properties, including without limitation, insurance for fire and other risks insured against by extended coverage, public liability insurance and workers' compensation insurance.

                  (f) Maker will pay and discharge, when due, all of its taxes, assessments and other liabilities, except when the payment thereof is being contested in good faith by appropriate procedures which will avoid foreclosure of liens securing such items, and with adequate reserves provided therefor.



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                  (g) Maker will not declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its ownership interests, make any other actual, constructive or deemed distribution in respect of its ownership interests or otherwise make any payments to any of its partners in their capacities as such, or redeem or otherwise acquire any of its outstanding ownership interests.

         4. NO USURY. This Note is hereby expressly limited so that in no event whatsoever, whether by reason of deferment or advancement of loan proceeds, acceleration of maturity of the loan evidenced hereby, or otherwise, shall the amount paid or agreed to be paid to Payee hereunder for the loan, use, forbearance or detention of money exceed the maximum interest rate permitted by the laws of the State of Texas. If at any time the performance of any provision involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of Maker and Payee that all payments under this Note are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest hereunder, or (ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal.

         5. EVENTS OF DEFAULT. If an Event of Default (as defined below) occurs (unless all Events of Default have been cured or waived by Payee), Payee may, by notice to Maker, declare the principal amount then outstanding of, and the accrued interest and all other amounts payable on, this Note to be immediately due and payable. Maker will give Payee notice of the occurrence of an Event of Default promptly (setting forth in reasonable detail all facts related thereto) and in any event no later than two business days after Maker has knowledge of the occurrence of any such event. The then-outstanding principal balance of this Note, together with any interest accrued thereon shall become immediately due and payable if any of the following events ("EVENTS OF DEFAULT") shall occur:

                  (a) Maker shall fail to pay, when and as due, the principal or interest payable hereunder on the Maturity Date; or

                  (b) Any event which results in or permits the acceleration or the maturity of any indebtedness of Maker to others under any agreement or undertaking and shall continue for more than the period of grace, if any, specified therein and shall not have been waived pursuant thereto; or

                  (c) If there shall exist final judgments against Maker aggregating in excess of One Hundred Thousand Dollars ($100,000) and if any one of such judgments shall have been outstanding for any period of forty-five (45) days or more from the date of its entry and shall not have been discharged in full or stayed pending appeal; or

                  (d) Maker shall have breached in any material respect any covenant in the Purchase Agreement, the Security Agreement, or this Note (other


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than such as are referred to above in Section 5), and, with respect to breaches capable of being cured, such breach shall not have been cured within five (5) days following the occurrence of such breach; or

                  (e) Guarantor shall have breached in any material respect any covenant in the Guaranty and, with respect to breaches capable of being cured, such breach shall not have been cured within five (5) days following the occurrence of such breach; or

                  (f) Any representation or warranty subject to a materiality qualification made by Maker herein or in the Purchase Agreement, the Security Agreement or any other document referred to herein or therein shall prove to have been incorrect in any respect, or any representation or warranty not subject to a materiality qualification made by the Maker herein or in any other such document shall prove to have been incorrect in any material respect; or

                  (g) Any representation or warranty subject to a materiality qualification made by the Guarantor in the Guaranty or any other document referred to therein shall prove to have been incorrect in any respect, or any representation or warranty not subject to a materiality qualification made by the Guarantor therein or in any other such document shall prove to have been incorrect in any material respect; or

                  (h) Maker shall: (i) become insolvent or take any action which constitutes its admission of inability to pay its debts as they mature; (ii) make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or a trustee for it or a substantial portion of its assets; (iii) commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation or statute of any jurisdiction, whether now or hereafter in effect; (iv) have filed against it any such petition or application in which an order for relief is entered or which remains undismissed for a period of ninety (90) days or more; (v) indicate its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial portion of its assets; or (vi) suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of ninety (90) days or more; or

                  (i) Maker shall take any partnership action authorizing, or in furtherance of, any of the foregoing.

         6. REMEDIES ON DEFAULT. In case any one or more Events of Default shall occur and be continuing, Payee may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in the Purchase Agreement, the Security Agreement or the Guaranty or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. In case of a default in the payment of any principal of or premium, if any, or interest on this Note, Maker will pay to Payee such further amount as shall be sufficient to cover the reasonable cost and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements. No course of dealing and no delay on the part of Payee in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Payee's rights, powers or remedies. No right, power or remedy conferred by this Note, the Security Agreement, the Guaranty or the Purchase Agreement upon Payee shall be

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exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

         7. AMENDMENTS AND WAIVERS. Any term of this Note may be amended or waived only with the written consent of Maker and Payee. Any amendment or waiver effected in accordance with this Section 7 shall be binding upon Maker and Payee. No delay or omission on the part of Payee in exercising any right herein given to Payee shall impair such right or be considered as a waiver thereof or acquiescence in any default hereunder.

         8. GOVERNING LAW. This Note shall be governed by and construed in accordance with the internal laws of the State of California.

         9. ATTORNEYS' FEES. If any suit or action is instituted to enforce or interpret this Note, the prevailing party shall be entitled to recover all reasonable expenses, including, without limitation, reasonable attorneys' fees and expenses.

         10. PARTIES IN INTEREST. This Note is non-negotiable and shall not be assigned or transferred by Payee without the express prior written consent of Maker. The rights and obligations of Maker and Payee shall be binding upon and shall inure to the benefit of their successors and permitted assigns. The provisions of this Note may be amended, waived or modified only upon the written consent of Maker and Payee.

         11. PRESENTMENT. Maker waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

         12. PAYMENT. Principal and interest on this Note shall be payable in lawful money of the United States and shall be made at the address of Payee set forth in the Purchase Agreement, or at such other place as Payee shall have designated to Maker in writing for such purpose.

         13. NOTICE. Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in made in accordance with the notice provisions of the Purchase Agreement.


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         IN WITNESS WHEREOF, the undersigned duly authorized officer of Maker has executed this Senior Subordinated Secured Promissory Note as of the date first set forth above.

                                             VERTEX ENERGY, L.P.,
                                             a Texas limited partnership


                                             By its General Partner,
                                             VTX, Inc., a Texas corporation


                                             By: /s/ Benjamin P. Cowart
                                                 -----------------------
                                             Name: Benjamin P. Cowart
                                             Its:  CEO




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